UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2023

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
150 Fayetteville Street, Suite 1400
Raleigh, NC 27601
(Address of principal executive offices) (Zip Code)
919-872-4924
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $.01 par value, of Highwoods Properties, Inc.	HIW	New York Stock Exchange

Item 1.01.    Entry into a Material Definitive Agreement.
On November 21, 2023, Highwoods Realty Limited Partnership (the “Operating Partnership”), the limited partnership through which Highwoods Properties, Inc. (the “Company”) conducts its operations, completed a public offering of $350,000,000 aggregate principal amount of the Operating Partnership’s 7.65% Notes due February 1, 2034 (the "Notes"). The terms of the Notes are governed by an indenture, dated as of December 1, 1996, among the Operating Partnership, the Company, and U.S. Bank Trust Company, National Association (as successor in interest to Wachovia Bank, N.A. as merged with and into First Union National Bank of North Carolina), as trustee, and an officers’ certificate, dated as of November 21, 2023, establishing the terms of the Notes.
The Notes will bear interest at the rate of 7.65% per year and will mature on February 1, 2034. Interest on the Notes will accrue from November 21, 2023 and will be payable in U.S. dollars semi-annually in arrears on February 1 and August 1 of each year, commencing August 1, 2024.
The Notes were issued pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (Registration No. 333-269624-01), including the related prospectus dated February 7, 2023, and a prospectus supplement dated November 14, 2023, as the same may be amended or supplemented.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.01.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2023, Candice W. Todd, 58, was elected to join the Company’s Board of Directors effective January 30, 2024. Ms. Todd, who will serve on the Company’s audit committee, qualifies as an independent director under the standards of the New York Stock Exchange.
Ms. Todd served as Managing Director/Global Chief Financial Officer of Morgan Stanley Real Estate Investments from 2019 until her retirement in February 2023. Ms. Todd first joined a predecessor of Morgan Stanley in 1994 and served in a variety of real estate investment, finance and accounting roles, including Global Chief Financial Officer of Morgan Stanley’s open-end funds (Prime Property Fund U.S., Prime Property Fund Europe, and Prime Property Fund Asia). Ms. Todd is currently chair of the National Council of Real Estate Investment Fiduciaries. She earned a Master of Accountancy and a B.S. in Human Resources from the University of Alabama.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
No.    Description
4.1    Form of 7.65% Notes due February 1, 2034
4.2    Officers’ Certificate Establishing the Terms of the Notes, dated November 21, 2023
5    Opinion of DLA Piper LLP (US) re legality
8    Opinion of Vinson & Elkins LLP re tax matters
23.1    Consent of DLA Piper LLP (US) (included in Exhibit 5)
23.2    Consent of Vinson & Elkins LLP (included in Exhibit 8)
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: November 21, 2023